Exhibit 99.1

TEN Holdings Announces Adjournment of 2026 Annual Meeting of Stockholders

NEW YORK, NY, October 29, 2026 - TEN Holdings, Inc. (“XHLD” or the “Company”) (Nasdaq: XHLD), the technology company behind TEN, a Digital Experience Platform for creating, producing, engaging, marketing and measuring digital experiences, today announced that the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) held in virtual format on Thursday, October 29, 2026 at 9:00 a.m. Eastern Time, was convened and adjourned until Thursday, November 12, 2026 at 9:00 a.m. Eastern Time without any business being conducted. The Company adjourned the Annual Meeting for the purpose of allowing additional time for stockholders to vote on the proposals to (i) elect four (4) directors to serve until the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal and (ii) ratify the appointment of AssentSure PAC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as more fully described in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2026 (as supplemented from time to time, the “Proxy Statement”). The business scheduled for the re-convened meeting remains the same as set forth in the Proxy Statement. The record date for the Annual Meeting continues to be the close of business on September 4, 2026.

About TEN Holdings, Inc.

TEN Holdings, Inc. (Nasdaq: XHLD), headquartered in New York is a technology company built around TEN, a Digital Experience Platform for creating, producing, engaging, marketing and measuring digital experiences, beginning with enterprise events, webinars and continuing education. TEN scales up to 50,000 concurrent attendees and is backed by more than a decade of experience producing mission-critical corporate broadcasts for Fortune 500 clients. The Company plans to expand TEN beyond events and webinars, including AI and automation, landing pages, integrations, engagement, reporting and analytics, and content studio. There can be no assurance as to the timing or availability of these capabilities.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, risks regarding the Company’s growth strategy, the development, availability and adoption of TEN and its planned expansion, including AI and automation, landing pages, integrations, engagement, reporting and analytics, and content studio capabilities, the Company’s recurring-revenue strategy, potential acquisitions, and the uncertainties related to market conditions and other factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and other filings with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and TEN Holdings, Inc. specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

For more information, please contact:

Investor Relations Inquiries:

Skyline Corporate Communications Group, LLC

Scott Powell, President

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

Office: (646) 893-5835

Email: IR@skylineccg.com